Summary Prospectus	May 30, 2024

Fairlead Tactical Sector ETF

(TACK)

Before You Invest

Before you invest, you may want to review the Fairlead Tactical Sector ETF's (the “Fund”) prospectus which contains more information about the Fund and its risks. You can find the Fund’s prospectus, and other information about the Fund, including its Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.fairleadfunds.com. You can also get this information at no cost by calling 1-877-865-9549 or by submitting a written request to the Fund at: Fairlead Tactical Sector ETF, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The current prospectus and SAI, each dated May 30, 2024, are incorporated by reference into this Summary Prospectus. The Fund’s shares are listed on the NYSE Arca, Inc. (the “Exchange”).

Investment Objective

The Fund seeks capital appreciation with limited drawdowns.

A drawdown is the amount of investment value lost during a significant market decline, here related to the equity market, measured from peak to trough. The Fund seeks to limit drawdowns to preserve capital, such that a greater amount can be reinvested once the market has bottomed. Our methodology attempts to proactively identify market declines. When successful, this process should position the Fund into more defensive sectors and assets before market declines become worse, thereby limiting drawdowns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.59%
Distribution and/or Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Fund Operating Expenses(2)	0.73%
(1)	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Fund’s financial highlights table.
(2)	Pursuant to its Advisory Agreement, Cary Street Partners Asset Management LLC, the Fund’s adviser (the “Adviser”), pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, trustee fees and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended January 31, 2024, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio. The Adviser anticipates that the Fund’s portfolio turnover will typically be approximately 100%.

Principal Investment Strategies

The Fund is a diversified actively-managed exchange-traded fund (“ETF”) that under normal circumstances will invest more than 80% of the Fund’s net assets in passive domestic equity sector ETFs and ETFs investing respectively in gold and U.S. Treasuries.

The Fund’s principal investment strategy will employ a systematic approach to technical analysis focused on the identification of important trends. Technical analysis is a form of security analysis that uses price data, typically displayed graphically in charts, which are analyzed using various indicators in order to make investment recommendations. The Fund’s portfolio management team will use technical indicators in determining when to purchase and sell the Fund’s investments. Technical indicators are derived from historical prices and volume for a security. Technical indicators are used by traders, analysts and portfolio managers including the Subadviser, who follow an investment strategy of technical analysis. By analyzing historical data, technical analysts use indicators to predict future price movements. Technical indicators are mathematical and rules-based, and are designed to identify market trends, which are in turn used to identify potentially profitable buying and selling opportunities in the investment markets. The use of technical factors cannot guarantee that the Fund will fulfill its investment objective. Because of the influence of overall market psychology on individual stock performance, technical analysis of trends at the market and sector level is key to the Subadviser’s investment strategy and its effort to outperform the S&P 500. The Fund’s strategy is designed to benefit from market uptrends while minimizing downside risk during downtrends. We believe we have developed a sophisticated proprietary technical model that leverages sector leadership in the U.S. equity market, while managing through downdrafts by incorporating exposure to other asset classes, including ETFs investing respectively in gold and U.S. Treasuries, as well as cash equivalents. Through years of research, the portfolio management team believes it has identified several reliable rules-based technical indicators. In part through trial and error, the team has refined these various indicators into a proprietary investment methodology they believe will improve the Fund’s long-term market returns and risk metrics relative to the S&P 500.

The Fund’s investable universe will consist of the sectors of the S&P 500®, as defined by the State Street series of SPDR® ETFs. The Fund’s investment strategy is based in part upon tactical rotation of the 11 S&P sectors. The ETFs that will initially be eligible for inclusion in our strategy are the following:

•	The Communication Services Select Sector SPDR®Fund (XLC)
•	The Consumer Discretionary Select Sector SPDR®Fund (XLY)
•	The Consumer Staples Select Sector SPDR®Fund (XLP)
•	The Energy Select SPDR®Fund (XLE)
•	The Financial Select Sector SPDR®Fund (XLF)
•	The Health Care Select Sector SPDR®Fund (XLV)
•	The Industrial Select Sector SPDR®Fund (XLI)
•	The Materials Select Sector SPDR®Fund (XLB)
•	The Real Estate Select Sector SPDR®Fund (XLRE)
•	The Technology Select Sector SPDR®Fund (XLK)
•	The Utilities Select Sector SPDR®Fund (XLU)

In addition, the following ETFs may be incorporated into the Fund’s portfolio during periods where our models indicate a defensive posture out of equities is warranted.

•	SPDR® Gold Trust (GLD)
•	SPDR® Gold MiniShares (GLDM)
•	SPDR® Portfolio Long Term Treasury ETF (SPTL)
•	SPDR® Portfolio Short Term Treasury ETF (SPTS)

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The Fund’s investment process is 100% technical and generally 100% systematic. When we say the investment process is 100% technical, that means that all investment decisions are made using technical analysis, which aims to forecast the direction of prices through the study of past market data, namely price or derivations of price (i.e., technical indicators). When we say the investment strategy is generally 100% systematic, we mean that it is a rules-based system that operates without human discretion, although the word “generally” allows the portfolio managers to override the technical model in environments that are not comparable to the historical market data studied for the creation of the model. As part of the Fund’s proprietary investment and research process, the portfolio managers monitor pricing data for the 14 ETFs listed above and apply proprietary rules-based filters using trend-following and overbought/oversold technical indicators. For those ETFs that pass the technical filter, a momentum calculation is performed and applied and the sector ETFs are then assigned a momentum ranking. Signals are generated by the proprietary model when there are changes in filter results and momentum rankings. To manage risk, the model will at times include ETFs representing alternative asset classes, including U.S. Treasuries or gold.

The Fund anticipates holding between 5 and 8 ETF positions, distributed between “risk-on” sector ETF positions of approximately equal sizes and occasional “risk-off” ETF positions of varying sizes based on the results of our technical analysis filters. Equally weighting selected ‘risk-on’ sectors will result in materially different sector exposure than the sector exposure of the S&P 500®. The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. The primary potential source of “alpha” in the Fund’s portfolio will be sector exposures that differ from the sector exposures of the S&P 500®. “Alpha” is a risk (beta adjusted) measurement. Officially, alpha measures the difference between a portfolio’s actual returns and what it might be expected to deliver based on its level of risk. High risk generally means higher reward. A positive alpha means the Fund has beaten expectations. A negative alpha means that the manager failed to match performance with risk. If two managers had the same return, but one had a lower beta, that manager would have a higher alpha. The targeted maximum of any individual ETF is approximately 20% of the Fund’s net assets for “risk-on” equity positions (the sector ETFs) and 25% of the Fund’s net assets for “risk-off” positions in ETFs that invest in gold (e.g., GLD, or other pooled investment vehicles that represent an investment in gold). In periods of substantial uncertainty representing severe “risk off” conditions, the Fund may invest substantial amounts of the Fund (up to 75%) in Treasury ETFs such as SPTS and SPTL. A market where stocks are outperforming bonds is said to be a “risk-on” environment. When stocks are selling off and investors are favoring bonds or gold, the environment is said to be “risk-off.” Portfolios are rebalanced monthly.

Principal Investment Risks

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective.

Please see “Additional Information About Risks” in the Fund’s Prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. The first five risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order to facilitate your ability to find particular risks and compare them with the risk of other funds. The Fund is not required to and will not update its Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Market Risk. Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Equity Securities Risk. The value of the equity securities in which the Fund invests may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

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Momentum Investing Risk. The Fund employs a “momentum” style of investing that emphasizes selecting sector ETFs that have had higher recent price performance compared to other sector ETFs. Price performance is the rate at the which the price of a security has increased or decreased over a specified time frame. Rankings for the ETFs in which the Fund invests are based on how fast prices have changed in percentage terms. ETFs in the Fund’s investment universe with the highest percentage increases in recent history are favored for investment by the Fund. Momentum can change quickly and sector ETFs that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. If momentum shifts quickly, the Fund can incur losses. The Fund uses a variety of well-established technical indicators including trend (also known as price momentum) and overbought/oversold indicators. An oversold reading from an indicator suggests that a security has fallen to a point where selling pressure may alleviate, and the trend may reverse (i.e., an oversold bounce). On the other hand, an overbought reading suggests that a security has risen to a point where buying pressure may dissipate and be overwhelmed by selling pressure. The portfolio management team will continually monitor the effectiveness of these indicators and adjust the system if required. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of the Fund may suffer.

Active Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will be successful.

Issuer Risk. Because the Fund may invest in approximately 5 to 8 sector ETF issuers and up to 3 defensive ETF issuers (gold and U.S. Treasuries), it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular ETF issuers or the value or fixed income and other investments held by the defensive ETFs. The value of an issuer’s securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the ETF issuer.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. When the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments such as Treasury bills and notes, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

ETF Provider Risk. The Adviser intends to purchase ETFs from within the State Street series of SPDR® ETFs. This may present a conflict of interest by creating an incentive as the Adviser selects ETFs from only one family of ETFs when other ETFs may also be considered suitable for investment purposes within the Fund’s investment strategy. While the Adviser has determined the State Street series of SPDR® ETFs provides appropriate investment opportunities across the various sectors to deploy its asset allocation strategy, ETFs within the State Street series of SPDR® ETFs may have management fees or expenses that are higher than alternative ETFs the portfolio managers might have selected or may have performance returns that are lower than alternative ETFs the portfolio managers might have selected. The Adviser will select ETFs for inclusion in the portfolio in accordance with its fiduciary duty to shareholders.

ETF Shares Trading Risk. ETF Shares are listed for trading on the Exchange and are bought and sold in the secondary market at market prices. The Fund faces numerous trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares due to market stress, which may result in Shares trading at a significant premium or discount to their NAV. Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. The market prices of ETF Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The

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Adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares. ETFs are also subject to risk similar to those of stocks, including those regarding short-selling and margin account maintenance. Frequent trading of ETFs could significantly increase commissions and other costs such that they may offset any savings from low fees or costs. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Fixed Income Securities Risk. During a “risk-off” defensive market environment, the Fund will focus its investments to a greater degree in short-term and long-term treasury ETFs (SPTS and SPTL). Such investments will be subject to the following risks.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Fund of Funds Risk. The Fund is subject to the performance of the underlying ETF Shares in which it invests. Because the Fund invests its assets in shares of the underlying ETFs, the Fund indirectly owns the investments made by the underlying ETFs. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying ETF Shares. The Fund’s investment performance is affected by each underlying ETF’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each underlying ETF’s ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying ETFs. The Fund’s risks include the underlying ETF’s principal risks.

Gold ETF Risks. During a “risk-off” defensive market environment, the Fund will focus its investments to a greater degree in the SPDR® Gold Trust (GLD) and/or the SPDR® Gold MiniShares (GLDM). Such investments will be subject to the following risks:

Risks Related to Gold. Companies involved in commodity-related businesses such as gold may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The prices of commodities such as gold may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in the prevailing interest rates. Conversely, during those same periods, the prices of certain commodities, such as oil, gold and other metals, have historically tended to increase. However, there can be no guarantee of such performance in the future.

The possibility of large-scale distress sales of gold in times of crisis may have a negative impact on the price of gold and adversely affect the Fund’s investment in the GLD and GLDM Shares. In addition, substantial sales of gold by the official sector, consisting of central banks, other governmental agencies and international organizations that buy, sell and hold gold as part of their reserve assets could adversely affect the Fund’s investment in GLD and GLDM Shares. The price of gold may also be affected by the sale of gold by exchange traded funds or other exchange traded vehicles tracking gold markets. The value of the gold held by GLD and GLDM is determined using the LBMA (London Bullion Market Association) Gold Price PM, which is based on the LBMA daily afternoon auction. Potential discrepancies in the calculation of the LBMA Gold Price PM, as well as any future changes to the LBMA Gold Price PM, could impact the value of the gold held by GLD and GLDM and could have an adverse effect on the value of the Fund’s investments in GLD and GLDM.

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Risks Related to GLD and GLDM Shares. GLD and GLDM shares trade like stocks, are subject to investment risk and will fluctuate in market value. The value of GLD and GLDM shares relates directly to the value of the gold held by GLD and GLDM (less its expenses), and fluctuations in the price of gold could materially and adversely affect the Fund’s investment in the GLD and GLDM shares. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by them. GLD and GLDM does not generate any income, and as GLD and GLDM regularly sells gold to pay for its ongoing expenses, the amount of gold represented by each Share will decline over time to that extent.

Commodities and commodity-index linked securities in which GLD and GLDM invests may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, or political and regulatory developments, as well as trading activity of speculators and arbitrageurs in the underlying commodities. GLD and GLDM are each a passive investment vehicle. This means that the value of the GLD and GLDM Shares held by the Fund may be adversely affected by GLD and GLDM losses that might have been avoided if GLD and GLDM had been actively managed. GLD and GLDM shares may trade at a price which is at, above or below its calculated NAV per share, and any discount or premium in the trading price relative to the NAV per share may widen as a result of non-concurrent trading hours between the COMEX and NYSE Arca.

Neither GLD nor GLDM is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and neither is subject to regulation under the Commodity Exchange Act of 1936 (the “CEA”). As a result, shareholders of GLD and GLDM do not have the protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA. Shareholders of GLD and GLDM, including the Fund, do not have the rights enjoyed by investors in certain other vehicles. Because they own interests in an investment trust, GLD and GLDM shareholders have none of the statutory rights normally associated with the ownership of shares of a corporation (including, for example, the right to bring “oppression” or “derivative” actions). In addition, the Shares have limited voting and distribution rights (for example, Shareholders do not have the right to elect directors and will not receive dividends).GLD and GLDM may be required to terminate and liquidate at a time that is disadvantageous to shareholders. The liquidity of the GLD and GLDM shares may be adversely affected by the withdrawal of Authorized Participants. The lack of an active trading market or a halt in trading of the GLD or GLDM shares may result in losses on investment at the time of disposition of the shares. Redemption orders for GLD and GLDM may be subject to postponement, suspension or rejection by its Trustee under certain circumstances.

An investment in GLD or GLDM shares may be adversely affected by competition from other methods of investing in gold. GLD and GLDM compete with other financial vehicles, including traditional debt and equity securities issued by companies in the gold industry and other securities backed by or linked to gold, direct investments in gold and similar investment vehicles. Market and financial conditions, and other conditions beyond the control of GLD and GLDM, may make it more attractive to invest in other financial vehicles or to invest in gold directly, which could limit the market for the Shares and reduce the liquidity of the Shares.

Risks Related to the Custody of Gold

The gold held by the custodian on behalf of GLD and GLDM may be subject to loss, damage, theft or restriction on access by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of GLD and GLDM, and consequently, the Fund’s investment in the GLD and GLDM Shares. GLD and GLDM may not have adequate sources of recovery if its gold is lost, damaged, stolen or destroyed and recovery may be limited, even in the event of fraud, to the market value of the gold at the time the fraud is discovered.

Because neither the Trustee nor the custodian holding gold on behalf of GLD or GLDM oversees or monitors the activities of subcustodians who may temporarily hold the Trust’s gold bars until transported to the GLD and GLDM custodian’s London vault, failure by the subcustodians to exercise due care in the safekeeping of the GLD’s and GLDM’s gold bars could result in a loss to GLD and GLDM. In addition, the ability of GLD’s and GLDM’s respective Trustee and the custodian holding gold on behalf of GLD and GLDM to take legal action against subcustodians may be limited, which increases the possibility that the Trust may suffer a loss if a subcustodian does not use due care in the safekeeping of the Trust’s gold bars. Each of these risks could negatively impact the value of GLD and GLDM shares held by the Fund.

Gold held in the GLD’s or GLDM’s unallocated gold account and any GLD or GLDM Authorized Participant’s unallocated gold account will not be segregated from the assets of the custodian holding gold on GLD’s or GLDM’s behalf. If GLD’s or GLDM’s custodian becomes insolvent, its assets may not be adequate to satisfy a claim by GLD or GLDM or any GLD or GLDM Authorized Participant. In addition, in the event of the GLD or GLDM custodian’s insolvency, there may be a delay and costs incurred in identifying the gold bars held in the GLD’s or GLDM’s allocated gold account. These risks also could negatively impact the value of GLD and GLDM shares held by the Fund.

The gold bullion custody operations of the GLD’s and GLDM’s Custodian are not subject to specific governmental regulatory supervision. GLD’s and GLDM’s custodian is responsible for the safekeeping of the GLD’s and GLDM’s gold bullion that the GLD and GLDM custodian allocates to the GLD and GLDM in connection with the creation of Baskets by Authorized Participants. GLD’s and GLDM’s Custodian also facilitates the transfer of gold in and out of GLD and GLDM through unallocated gold accounts it maintains for Authorized Participants, GLD and GLDM. Although the GLD and GLDM custodian is a market maker, clearer and approved weigher under the rules of the LBMA (which sets out good practices for participants in

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the bullion market), the LBMA is not an official or governmental regulatory body. Furthermore, although the GLD and GLDM custodian is subject to general banking regulations by U.S. regulators and is generally regulated in the U.K. by the Prudential Regulation Authority and the Financial Conduct Authority (the “FCA”), such regulations do not directly cover the GLD and GLDM’s custodian’s gold bullion custody operations in the U.K. Accordingly, GLD and GLDM is dependent on the custodian to comply with the best practices of the LBMA and to implement satisfactory internal controls for its gold bullion custody operations in order to keep GLD’s and GLDM’s gold secure.

Investment Company Risk. The 1940 Act and the Internal Revenue Code of 1986, as amended (the “IRC”), impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments, thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Fund from qualifying as a regulated investment company, thus requiring the Fund to pay unexpected taxes and penalties, which could be material. Additionally, when the Fund invests in another registered investment company such as an ETF the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, many of which are duplicative of the Fund’s own operational expenses. In addition, the Fund will be affected by losses incurred by these investment companies and the level of risk arising from the investment practices of the investment companies. The Fund has no control over the investments made by these investment companies. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values (“NAV”) or an active market may not develop.

Large-Capitalization Companies Risk. The Fund is subject to the risk that large-capitalization companies may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. The Adviser defines large-capitalization stocks as generally having market capitalization over $10 billion.

Limited Holdings Risk. Although the Fund is diversified, it may invest in a limited number of underlying ETFs. Investment in the securities of a limited number of issuers may expose the Fund to greater volatility, greater market risk and potentially greater market losses than if its investments were more broadly diversified in securities issued by a greater number of issuers. The Adviser may take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

New Adviser/ New Subadviser Risk. Neither the Adviser nor the Subadviser has previously served as an adviser or a subadviser to a mutual fund or exchange-traded fund. As a result, there is no long-term track record against which an investor may judge the Adviser and/or the Subadviser. Also, it is possible the Adviser and/or the Subadviser may lack the resources and personnel necessary to implement the Fund’s stated investment objective and therefore may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Portfolio Fund Investment Risks. The risks of the Fund will directly correspond to the risks of the underlying ETFs in which it invests. These risks will vary depending upon how the assets are allocated among the underlying ETFs.

Sector Focus Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market, including the following sectors: Communications Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Real Estate, Technology and Utilities. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

Communications Services Sector Risk. The Fund may be more affected by the performance of the communications services sector than a fund with less exposure to such sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability relative to other sectors. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. Aerospace and defense companies, another component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Real Estate Sector Risk. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments in this sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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Utilities Sector Risk. Investments in the utilities sector at times may be limited to a relatively small number of issuers. Such investments may therefore be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the gas and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result. In addition, utilities companies may be significantly affected by government regulation, supply and demand of services or fuel, availability of financing, tax laws and regulations and environmental issues.

Underlying ETFs Expense Risk. The underlying ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Performance

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table shows the average annual returns of the Fund for the periods of 1 Year and Since Inception compared to a broad-based market index. Visit www.fairleadfunds.com for current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Fairlead Tactical Sector ETF

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest ..............................................................................................................................	10/1/2023 – 12/31/2023	9.82%
Lowest ...............................................................................................................................	7/1/2023 – 9/30/2023	(4.45)%

The Fund’s Institutional Shares year-to-date return as of March 31, 2024 was 6.94%.

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2023)

	1 Year	Since Inception (3/22/2022)
Fairlead Tactical Sector ETF
Before Taxes	7.38%	0.77%
After Taxes on Distributions(1)	6.88%	0.34%
After Tax on Distributions and Sale of Fund Shares(1)	4.44%	0.45%
Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses or taxes)(2)	13.22%	1.26%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2)	The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The Morningstar Target Risk Index series consists of five indexes with five levels of global equity exposure set at 95%, 80%, 60%, 40%, and 20%. These target equity risk exposures will remain fixed; adjustments to the sub-asset class allocations will occur annually when Ibbotson provides updated allocations for all the asset allocation indexes that reflect Ibbotson’s latest capital markets, asset allocation assumptions, and asset allocation guidelines. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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Investment Adviser, Subadviser and Portfolio Manager

The Fund’s investment adviser is Cary Street Partners Asset Management LLC (the “Adviser” or “Cary Street”).

The Fund’s subadviser is Fairlead Strategies, LLC (the “Subadviser” or “Fairlead”).

The Subadviser is primarily responsible for the day-to-day portfolio management of the Fund. Katie Stockton, CMT®, serves as the portfolio manager of the Fund. Ms. Stockton is the Managing Partner and Chief Compliance Officer of the Subadviser. Ms. Stockton has been managing the Fund since its inception in March 2022.

Purchase and Sale of Shares

The Fund only offers and redeems Shares on a continuous basis at NAV in large blocks of Shares (“Creation Units”) or multiples thereof, which only authorized participants (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash (including any portion of the Deposit Securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act. Additional information regarding custom baskets is contained in the Fund’s Statement of Additional Information (“SAI”).

Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. You may purchase and sell individual Fund Shares on NYSE Arca, Inc. (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund Shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.fairleadfunds.com.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (“IRA”) or you are a tax-exempt investor. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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